TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Balanced Fund
(the “Fund”)

Supplement dated November 25, 2020 to the Prospectus
and Statement of Additional Information dated April 30, 2020, as supplemented

Benchmark Index Changes

On November 19, 2020, the Board of Trustees of Touchstone Variable Series Trust approved changes to the benchmark indices for the Fund as noted below.

	Current	New
Primary Benchmark	S&P 500® Index	Blend comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index
Secondary Benchmark	Bloomberg Barclays U.S. Aggregate Bond Index	None

The following is added to the second paragraph of the section of the Prospectus titled “The Fund's Performance":

Effective on or about January 1, 2021, the Fund's primary benchmark will change from S&P 500® Index to a blended index comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index to better reflect the Fund's strategic asset allocation of 60% equities and 40% fixed income. Accordingly, the Fund will no longer have a secondary benchmark.

Addition to Portfolio Management Team

Austin R. Kummer, CFA has been appointed as a portfolio manager of the Fund, which is sub-advised by Fort Washington Investment Advisors, Inc.

Prospectus

In the section titled “The Fund’s Management” in the Fund’s summary section of the Prospectus, the following information is added to the table, which identifies the Fund’s portfolio managers:

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Fort Washington Investment Advisors, Inc.	Austin R. Kummer, CFA	Since inception in 2017	Assistant Vice President, Portfolio Manager

In the section of the Prospectus titled “The Funds' Management”, under the sub-heading “Sub-Advisors and Portfolio Managers,” the following information is added below Balanced Fund:

Continued next page

Austin R. Kummer, CFA, Assistant Vice President and Portfolio Manager. Mr. Kummer has worked at Fort Washington since 2013, and has co-managed the Balanced Fund since its inception in 2017.

Statement of Additional Information (“SAI”)

In the section of the SAI entitled “The Sub-Advisors and Portfolio Managers,” the following information is added to the table regarding the Fund’s portfolio managers’ other accounts managed to reflect the addition of Mr. Kummer:

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Austin R. Kummer, CFA
Registered Investment Companies	3	$458.1	0	$0
Other Pooled Investment Vehicles	3	$1,014.8	0	$0
Other Accounts	60	$4,780.1	0	$0

The following information is added to the table regarding Dollar Range of Beneficial Ownership of the Fund:

As of June 30, 2020, Mr. Kummer did not own shares of the Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-1006-TVST-S1-2011